EXHIBIT 99.906CERT

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
              ADOPTED PURSUANT TO SECTION 906 OF THE SABANES-OXLEY
                                   ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Strategic Asset Management Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 8, 2004
      ------------------------

                                 By: /s/ Jean Bernhard Buttner
                                     -------------------------------------------
                                     Jean Bernhard Buttner
                                     Chairman and President
                                     Value Line Strategic Asset Management Trust


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               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
              ADOPTED PURSUANT TO SECTION 906 OF THE SABANES-OXLEY
                                   ACT OF 2002

I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line Strategic Asset Management Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 8, 2004
      ------------------------

                                 By: /s/ David T. Henigson
                                     -------------------------------------------
                                     David T. Henigson
                                     Vice President and Secretary/Treasurer
                                     Value Line Strategic Asset Management Trust